Exhibit 99.4
 MasterBrand & American Woodmark to Combine   August 6, 2025

 Forward Looking Statements  Certain statements contained in this presentation, other than purely historical information, including, but not limited to, statements as to the likelihood and anticipated timing of the closing of the proposed transaction, expected cost synergies and other expected benefits, effects or outcomes relating to the proposed transaction, including financial estimates and projections, MasterBrand’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements preceded by, followed by or that otherwise include the word “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, an expectation or belief is expressed as to future results or events, such expectation or belief is based on the current plans and expectations of the management of MasterBrand or American Woodmark, as applicable. Although MasterBrand and American Woodmark, as applicable, believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated or implied in such statements. These factors include a failure by either party or both parties to satisfy one or more of the closing conditions set forth in the merger agreement, including a failure to obtain any required regulatory or governmental approvals or a failure to obtain the required approvals of either American Woodmark’s shareholders or MasterBrand’s stockholders; the occurrence of events or changes in circumstances that give rise to the termination of the merger agreement by either party or a delay in the closing of the transaction; potential litigation relating to the transaction; the effect of the proposed transaction on the ability of either party to retain customers, maintain relationships with suppliers and hire and retain key personnel; the effect of the proposed transaction and the announcement of the proposed transaction on the parties’ stock prices; disruptions in the ordinary course business of either party resulting from the transaction; the continued availability of capital and financing and any rating agency actions related to the transaction or otherwise; the risk that certain limitations in the merger agreement may impact either party’s ability to pursue certain business opportunities or strategic transactions; the diversion of the attention and time of management of either party from ordinary course business operations to the transaction and transaction-related issues; the impact of transaction and/or integration costs and any increases in such costs; the existence of unknown liabilities; the ability of MasterBrand to successfully integrate American Woodmark into its business and operations; and the risk that any anticipated economic benefits, cost savings or other synergies are not fully realized or take longer to realize than expected. Other factors include those listed under “Risk Factors” in Part I, Item 1A of MasterBrand Annual Report on Form 10-K for the fiscal year ended December 29, 2024, Part II, Item 1A of MasterBrand’s Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2025, American Woodmark’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025, and other MasterBrand and American Woodmark filings with the SEC.      The forward-looking statements included in this presentation are made as of the date of this presentation and, unless legally required, neither MasterBrand nor American Woodmark undertakes any obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this presentation.  2

 Additional Information and Where to Find It  MasterBrand intends to file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a joint proxy statement of MasterBrand and American Woodmark that will also constitute a prospectus of MasterBrand. Each of MasterBrand and American Woodmark may also file other relevant documents with the SEC regarding the transaction. This presentation is not a substitute for the joint proxy statement/prospectus or Registration Statement or any other document that MasterBrand or American Woodmark may file with the SEC.  Any definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of MasterBrand and American Woodmark. INVESTORS AND SHAREHOLDERS OF MASTERBRAND AND AMERICAN WOODMARK ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASTERBRAND, AMERICAN WOODMARK, THE TRANSACTION AND RELATED MATTERS. The Registration Statement and joint proxy statement/prospectus and other documents filed by MasterBrand or American Woodmark with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. Alternatively, investors and shareholders may obtain free copies of documents that are filed or will be filed with the SEC by MasterBrand, including the Registration Statement and the joint proxy statement/prospectus, on Masterbrand’s website at https://masterbrand.com/investors/financials/sec-filings/default.aspx, and may obtain free copies of documents that are filed or will be filed with the SEC by American Woodmark, including the joint proxy statement/prospectus, on American Woodmark’s website at https://americanwoodmark.com/investors/financial-reporting#secfilings. The information included on, or accessible through, MasterBrand’s or American Woodmark’s website is not incorporated by reference into this presentation.     No Offer or Solicitation     This presentation is not intended to be and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.     Participants in the Solicitation     MasterBrand, American Woodmark and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information about the directors and executive officers of MasterBrand is set forth in MasterBrand’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 24, 2025, including under the headings “Proposal No. 1 Election of Directors—Our Director Nominees,” “Non-Employee Director Compensation,” “Executive Officers,” “Compensation Discussion and Analysis,” “Stock Ownership Information” and “Equity Compensation Plan Information.” Additional information regarding ownership of MasterBrand securities by its directors and executive officers is included in each person’s beneficial ownership reports on Forms 3, 4 and 5, as filed with the SEC. Information about the directors and executive officers of American Woodmark is set forth in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on June 25, 2025, including under the headings “Item 1 – Election of Directors—Information Regarding Nominees,” “Executive Compensation,” “Non-Management Directors’ Compensation,” and “Security Ownership,” and in its Annual Report on Form 10-K for the fiscal year ended April 30, 2025, which was filed with the SEC on June 25, 2025, including under the heading “Executive Officers of the Registrant.” Additional information regarding ownership of American Woodmark securities by its directors and executive officers is included in each person’s beneficial ownership reports on Forms 3, 4 and 5, as filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus included in the Registration Statement, and other relevant materials to be filed with the SEC regarding the transaction when such materials become available. Investors should read the Registration Statement and the joint proxy statement/prospectus carefully if and when these become available before making any voting or investment decisions. You may obtain free copies of these documents from MasterBrand or American Woodmark using the sources indicated above.  3

 Today’s Presenters  Andi Simon  EVP & Chief Financial Officer  Dave Banyard  President & Chief Executive Officer  Scott Culbreth  President & Chief Executive Officer  4

 Advances Investment in Innovation to Accelerate the Next Generation of Growth to Elevate the Customer Experience  Enhances the Industry’s Most Diversified Portfolio of World-Class Brands and Products Covering the Full Price Spectrum  Combined Company to Benefit from Highly Complementary Cultures and Customer-Centric Strategic Alignment  3  5  Strengthens Channel Partnerships, Expands Geographic Reach, and Broadens Dealer & Distribution Networks of Both Companies  4  Expect to Unlock Meaningful Cost Synergies and Commercial Growth Opportunities to Accelerate and Amplify Value Creation  1  Fortifies Financial Profile and Enhances Capital Flexibility  2  6  Transaction Accelerates Value Delivery to Customers, Associates, and Shareholders  5

Enhanced Financial Profile

	MasterBrand	American Woodmark		
	Trailing Twelve Months Q3 2024 – Q2 2025	Trailing Twelve Months Fiscal Year 2025	Anticipated Annual Run-Rate Cost Synergies[1]	Pro Forma
Market Capitalization	$1.4 billion	$0.8 billion		$2.4 billion[4]
Net Revenue	$2.8 billion	$1.7 billion		$4.5 billion
Adj. EBITDA[3]	$352 million	$197 million	~$90 million	~$639 million[2]
Adj. EBITDA Margin[3]	12.7%	11.5%		~14.2%[2]
Net Debt to Adj. EBITDA[3]	2.5x	1.7x		<2.0x[2]

[1]Anticipated annual run-rate cost synergies, following close; expected cost synergies do not include transaction or implementation costs.
[2]Pro forma for the transaction, the trailing twelve months adjusted EBITDA of the combined company would be $639 million, inclusive of anticipated run-rate cost synergies of approximately $90 million by the end of year three, following close.
[3]Adjusted EBITDA, adjusted EBITDA margin, and net debt to adjusted EBITDA are non-GAAP metrics. Please see appendix for definitions.
[4]Pro forma equity value for the transaction, based on the exchange ratio of 5.150, closing share price as of August 5, 2025, and fully diluted shares outstanding.

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 Transaction Overview  Transaction Structure  All-stock merger transaction  Combined pro forma equity value of $2.4 billion and enterprise value of $3.6 billion1   American Woodmark shareholders will receive 5.150 MasterBrand shares for each American Woodmark share  Ownership at transaction close: MasterBrand shareholders (~63%), American Woodmark shareholders (~37%)  Anticipated Financial Impact & Expected Synergies  Annual run-rate cost synergies of $90 million by end of year three, following close  Adjusted Diluted EPS2 accretive in year two, following close  Enhanced free cash flow generation  Capital Structure  Flexible capital structure with strengthened ability to invest in organic growth and deliver even greater value to shareholders  Combined pro forma net debt to adjusted EBITDA2 ratio of below 2.0x at close  Management & Board of Directors  Chief Executive Officer: Dave Banyard  David Petratis will serve as Chairman of the Board of Directors of the combined company  Combined board of 11 total directors (eight directors from current MasterBrand Board and three directors from current American Woodmark Board)  Closing Conditions, Timing, and Integration  Transaction has been unanimously approved by the Board of Directors of both companies  Expected to close early 2026, subject to shareholder approvals, required regulatory approvals, and other customary closing conditions  Nathaniel Leonard to serve as Chief Integration Officer  1Based on the exchange ratio and closing share price as of August 5, 2025.  2Adjusted diluted EPS and net debt to adjusted EBITDA are non-GAAP metrics. Please see appendix for definitions.  7

 Brings Together Two Highly Complementary American Businesses, Benefitting MasterBrand & American Woodmark Shareholders and Customers  Operational excellence with focus on digital, data, and analytics solutions  Well-established industry player with largest distribution network  Comprehensive product and brand portfolio  Builder / Retail focused with customer service driving legacy of excellence  Focus on innovation and on-trend products at attractive price points  Long history of investing in advanced automation technologies to drive efficiencies  Unified Mission and Purpose to Optimally Serve Our Customers  Strategic fit of strengths in products, channels, and price points  Deliver enhanced value to retailer and dealer-distributor customers through more sophisticated marketing capabilities  Builders to benefit from a seamless experience with more extensive network of end-to-end service offerings  Strong cultural alignment rooted in a shared commitment to customer focus and operational excellence  8

 9  American Woodmark Select Preliminary First Quarter Fiscal 2026 Financial Results   Scott Culbreth  President & CEO, American Woodmark

 Stock  Enhances the Industry’s Most Diversified Portfolio of World-Class Brands and Products Covering the Full Price Spectrum  10  1  >$750  <$350  Price point  Premium  Semi-custom  Value  Pro forma  End-Market Mix1  Value Semi-custom  27%  53%  27%  61%  1Calculated based on the combination of the trailing twelve months ended June 29, 2025 for MasterBrand and ended April 30, 2025 for American Woodmark.  Value / Stock  Value Semi-Custom / Semi-Custom  Premium

2 Strengthens Direct Channel Partnerships, Expands Geographic Reach, and Broadens Dealer & Distribution Networks of Both Companies

MasterBrand and American Woodmark serve their customers through a strategic mix of channels[1]



MASTERBRAND
American Woodmark
Pro forma
13%
32%
55%
43%
41%
16%
25%
36%
39%
Builder
Retail
Dealer-Distributor

1. Enhances diversity and scale across channels, allowing customers greater access and flexibility to where and how they purchase
2. Expands coverage across **Retail** and **Builder** channels
3. Strategically increases exposure to residential New Construction end-market[1]

Increased geographic reach and expansion in key growth markets

- **Complementary footprint in all channels**
- **Broader product portfolio for existing channels**
- **Increased touchpoints for customer support and an enhanced service offering**

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[1]Calculated based on the combination of the trailing twelve months ended June 29, 2025 for MasterBrand and ended April 30, 2025 for American Woodmark.

 Fortifies Financial Profile and Enhances Capital Flexibility  3  Net Debt to Adjusted EBITDA1  Expects to Generate Significant Cash Flow to Drive Capital Allocation Strategy  Re-invest in business through technological enhancement to drive growth  1  2  Maintain strong balance sheet  3  Deliver even greater value to shareholders  Expected to achieve MasterBrand’s stated net leverage target of <2x at close  2.5x  1.7x  <2.0x  POSITIONED WITH A STRONG BALANCE SHEET TO improve resilience through market cycles  12  1Net debt to adjusted EBITDA is a non-GAAP metric. Please see appendix for definitions.

Expect to Unlock Meaningful Cost Synergies and Commercial Growth Opportunities to Accelerate and Amplify Value Creation

4

$90M

ANNUAL RUN-RATE COST SYNERGIES BY END OF YEAR THREE[1,2]

In addition to savings initiatives underway at MasterBrand and American Woodmark and future synergies from the 2024 acquisition of Supreme Cabinetry Brands

Nathaniel Leonard, EVP Corp. Strategy & Development at MasterBrand, to serve as Chief Integration Officer

Breakdown of cost synergy opportunity[2]



G&A – Indirect Costs
43%
$90M
56%
Cost of Goods Sold

[1]Anticipated annual run-rate cost synergies, following close.
[2]Expected cost synergies do not include transaction or implementation costs.

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Advances Investment in Innovation to Accelerate the Next Generation of Growth to Elevate the Customer Experience  5  Customer experience  Manufacturing  Back-office infrastructure  Product innovation  E-commerce expansion  In-person and digital customer experience tools  Plant automation  Digitized plants  “Lead through lean”  Technology infrastructure  Back-office automation  Systems simplification  14

 Built on Shared Values, Empowering Customers, Partners, and Communities  Combined Company to Benefit from Highly Complementary Cultures and Customer-Centric Strategic Alignment  6  Responsible corporate citizen  Dedicated to a safe & inclusive workplace  Commitment to community impact  Trusted partner to customers  Focus on shared success with suppliers  15

 16  MasterBrand Second Quarter 2025 Financial Results  Dave Banyard   President & CEO, MasterBrand

 17  MasterBrand Second Quarter 2025 Financial Results  Andi Simon  EVP & Chief Financial Officer, MasterBrand

 Advances Investment in Innovation to Accelerate the Next Generation of Growth to Elevate the Customer Experience  Enhances the Industry’s Most Diversified Portfolio of World-Class Brands and Products Covering the Full Price Spectrum  Combined Company to Benefit from Highly Complementary Cultures and Customer-Centric Strategic Alignment  3  5  Strengthens Channel Partnerships, Expands Geographic Reach, and Broadens Dealer & Distribution Networks of Both Companies  4  Expect to Unlock Meaningful Cost Synergies and Commercial Growth Opportunities to Accelerate and Amplify Value Creation  1  Fortifies Financial Profile and Enhances Capital Flexibility  2  6  Transaction Accelerates Value Delivery to Customers, Associates, and Shareholders  18

 19   Q&A

 Appendix

 Non-GAAP Financial Measures  This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Act of 1934, as amended, including Adjusted EBITDA, Adjusted EBITDA Margin and Net Debt to Adjusted EBITDA. These non-GAAP financial measures are included in this presentation as the management of MasterBrand and American Woodmark believe such measures are useful to investors in evaluating the companies’ operating results. MasterBrand and American Woodmark may use different methods for calculating these non-GAAP financial measures. These non-GAAP financial measures are not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP by each of MasterBrand and American Woodmark in their filings with the SEC.  21